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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3/A Registration Statement of our report dated January 27, 1999, included in the Company's Form 10-KSB for the year ended December 31, 1998 and to all references to our firm included in this registration statement.

/s/ Arthur Andersen LLP

Portland, Oregon
January 25, 2000